Exhibit 99.A

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

The undersigned being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, as amended, to file this Schedule 13D (including amendments thereto) jointly on behalf of each such party.

Dated: August 16, 2023

BCPE BRIDGE CAYMAN, L.P.

By:	BCPE Bridge GP, LLC its general partner

By:	/s/ Zhongjue Drew Chen
Name: Zhongjue Drew Chen
Title: Manager

BCPE STACK HOLDINGS, L.P.

By:	BCPE Stack GP, LLC its general partner

By:	Bain Capital Investors, LLC
its managing member

By:	/s/ David Gross-Loh
Name: David Gross-Loh
Title: Partner

BRIDGE MANAGEMENT, L.P.

By:	BCPE Bridge GP, LLC its general partner

By:	/s/ Zhongjue Drew Chen
Name: Zhongjue Drew Chen
Title: Manager

BCPE STACK ESOP HOLDCO LIMITED

By:	/s/ David Gross-Loh
Name: David Gross-Loh
Title: Director

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (A), L.P.

By:	Bain Capital Distressed and Special Situations 2016 Investors (A), L.P. its general partner

By:	Bain Capital Credit Member, LLC its general partner

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (B MASTER), L.P.

By:	Bain Capital Distressed and Special Situations 2016 Investors (B), L.P. its general partner

By:	Bain Capital Credit Member, LLC its general partner

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (EU MASTER), L.P.

By:	Bain Capital Distressed and Special Situations 2016 Investors (EU), L.P. its general partner

By:	Bain Capital Credit Member III, S.à r.l. its general partner

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (F), L.P.

By:	Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. its general partner

By:	Bain Capital Credit Member, LLC its general partner

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel

BCC SSA I, LLC

By:	Bain Capital Special Situations Asia, L.P. its managing member

By:	Bain Capital Special Situations Asia Investors, LLC its general partner

By:	Bain Capital Credit Member II, Ltd. its manager

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P.

By:	Bain Capital Credit Managed Account Investors (Blanco), LLC its general partner

By:	Bain Capital Credit Member, LLC its managing member

By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Partner & General Counsel